Exhibit 99.1

Catalent Announces Launch of Private Offering of $450 Million of Senior Unsecured Notes Due 2026

SOMERSET, N.J., October 10, 2017 — Catalent, Inc. (“Catalent”) (NYSE: CTLT), the leading global provider of advanced delivery technologies and development solutions for drugs, biologics, and consumer health products, today announced that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Subsidiary”), intends to offer, subject to market and other conditions, $450 million in aggregate principal amount of senior unsecured notes due 2026 (the “Notes”) in a private offering (the “Private Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Operating Subsidiary intends to use the net proceeds from the Private Offering to fund, in part, the purchase price of the previously announced pending acquisition (the “Acquisition”) of Cook Pharmica LLC (“Cook Pharmica”). Catalent expects to fund the balance of the purchase price and pay related fees and expenses with $277.4 million of the approximate net proceeds from the previously announced underwritten public offering of its common stock, which closed on September 29, 2017, as well as cash on hand. The closing of the Private Offering is not contingent upon the closing of the Acquisition. If for any reason (i) the Acquisition is not consummated on or prior to March 18, 2018, (ii) the Acquisition Agreement is terminated prior to March 18, 2018, or (iii) the Operating Subsidiary notifies the trustee in writing that it will not pursue the consummation of the Acquisition or otherwise publicly announces that the Acquisition will not be consummated, then the Operating Subsidiary will be required to redeem all of the outstanding Notes for cash at a redemption price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

The Notes will be guaranteed by all of the wholly owned U.S. subsidiaries of the Operating Subsidiary that guarantee its senior secured credit facilities. The Notes will not be guaranteed by PTS Intermediate Holdings, LLC or Catalent, the direct and indirect parent companies of the Operating Subsidiary.

The Notes will be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The Notes have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation, or sale is unlawful.

The Operating Subsidiary is also seeking, concurrently with the Private Offering, to amend the credit agreement governing its senior secured credit facilities to reduce the applicable margins and extend the maturities by three years of its term loans and revolving credit facility (the “Amendment”). The closing of each of the Private Offering and the Acquisition is not conditioned upon the consummation of the Amendment and there can be no assurance that the Operating Subsidiary will be able to obtain any reduction to the applicable margins or extension of maturities. There can be no assurance that the Operating Subsidiary will consummate either of the Private Offering or the Amendment on favorable terms or at all.

About Catalent, Inc.

Catalent, Inc. (NYSE: CTLT) is the leading global provider of advanced delivery technologies and development solutions for drugs, biologics and consumer health products. With over 80 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance and ensuring reliable clinical and commercial product supply. Catalent employs approximately 10,000 people, including over 1,400 scientists, at more than 30 facilities across five continents, and in fiscal 2017 generated over $2 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey.

Forward-Looking Statements

This release contains both historical and forward-looking statements, including concerning the closing of the agreement to purchase Cook Pharmica and the financing that Catalent intends to obtain to finance the initial purchase price. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: antitrust or other regulatory actions that may delay or interfere with the closing of the acquisition or result in other changes to Catalent’s business; other unanticipated events that may prevent a closing of the acquisition or may make it more difficult to realize the anticipated benefits of the transaction; inability to complete the anticipated financing on the anticipated terms, or at all; participation in a highly competitive market and increased competition may adversely affect the business of Catalent or of Cook Pharmica; demand for Catalent’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity, and cash flows of Catalent or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political, and regulatory risks to the operations of Catalent and Cook Pharmica; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks, and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products Catalent and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components, and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of Catalent or divest of non-strategic businesses or assets and Catalent’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health, and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund Catalent’s existing pension plans; substantial leverage resulting in the limited ability of Catalent to raise additional capital to fund operations and react to changes in the economy or in the industry; exposure to interest rate risk to the extent of Catalent’s variable rate debt and preventing Catalent from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Exhibit 99.4 of Catalent’s Form 8-K filed September 25, 2017 with the SEC and Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017 with the SEC. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Contact:

Catalent, Inc.

Investor Contact:

Thomas Castellano, 732-537-6325

investors@catalent.com